Beijing ZYTX Technology Co., Ltd

Financial Statements

For The Period Ended June 30, 2007

Beijing ZYTX Technology Co., Ltd

Contents

K.P. CHENG & CO.
Certified Public Accountants
鄭錦波會計師事務所

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of:
Beijing ZYTX Technology Co., Ltd.

We have audited the accompanying balance sheet of Beijing ZYTX Technology Co., Ltd., (the "Company") as of June 30, 2007 and the related statement of income, stockholders' equity and cash flows for the period from October 8, 2006 (inception) through June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing ZYTX Technology Co., Ltd., as of June 30, 2007 and the result of its operation and its cash flows for the period from October 8, 2006 (inception) through June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

K. P. Cheng & Co.

K.P. Cheng & Co.
Certified Public Accountants
Hong Kong, China

September 28, 2007, except for Note 8(d)
to which is December 18, 2007

Hong Kong Office:
Room 2707, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong, P.R.C.
中國香港港灣道6-8號瑞安中心27樓2707室
Tel : (852) 2780 7231 Fax : (852) 2780 8717
http://www.kpccpa.com.hk

Shanghai Office:
Suite 1607, 16/F., Cloud Nine Plaza, 1118 Yan An Xi Road, Shanghai, P.R.C.
中國上海市延安西路1118號龍之夢大廈16樓1607室
Tel: (86) 21 5230 0981 / 5230 0982 Fax: (86) 21 6391 7697
http://www.kpccpa.com.cn

HONG KONG 香港 BEIJING 北京 SHANGHAI 上海 CHONGQING 重慶

Beijing ZYTX Technology Co. Ltd
Balance Sheet
As of June 30, 2007

Assets		
Current:		
Cash and cash equivalents	$	47,657
Accounts receivable		2,224,342
Others receivable		10,505
Prepayment		4,891
Deferred tax assets		1,805
Total Current Assets		2,289,200
Equipment, net		35,721
Total Assets	$	2,324,921
Liabilities		
Current:		
Other payables and accrued liabilities	$	20,727
Taxes payable		364,431
Total Current Liabilities		385,158
COMMITMENTS		
Shareholders' Equity		
Registered Capital		126,360
Retained Earnings		1,778,251
Accumulated other comprehensive income		35,152
Total Shareholders' Equity		1,939,763
Total Liabilities and Shareholders' Equity	$	2,324,921

See accompanying notes to the financial statements

Beijing ZYTX Technology Co. Ltd
Statement of Income and Comprehensive Income

		From October 8, 2006 (Inception) Through June 30, 2007
REVENUE	$	2,223,258
COST OF SALES		77,346
GROSS PROFIT		2,145,912
General and administrative expenses		43,150
Selling expenses		10,991
INCOME FROM OPERATIONS		2,091,771
Interest income, net		289
INCOME FROM CONTINUING OPERATIONS BEFORE TAXATION		2,092,060
Income tax expenses		(313,809)
NET INCOME		1,778,251
OTHER COMPREHENSIVE INCOME		
Foreign currency translation gain		35,183
OTHER COMPREHENSIVE INCOME BEFORE INCOME TAXES		35,183
Income taxes related to other comprehensive income		(5,278)
OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES		29,905
COMPREHENSIVE INCOME	$	1,808,156

See accompanying notes to the financial statements

Beijing ZYTX Technology Co. Ltd
Statement of Shareholders' Equity
For The Period From October 8, 2006 (Inception) Through June 30, 2007

	Registered Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
INCEPTION, OCTOBER 8, 2006	$ 126,360	$ -	$ -	$ 126,360
Foreign currency translation gain	-	-	35,152	35,152
Net income	-	1,778,251	-	1,778,251
BALANCE, JUNE 30, 2007	$ 126,360	$ 1,778,251	$ 35,152	$ 1,939,763

See accompanying notes to the financial statements

Beijing ZYTX Technology Co. Ltd
Statement of Cash Flows

		From October 8, 2006 (Inception) Through June 30, 2007
Cash Flows From Operating Activities:		
Net income	$	1,778,251
Adjustments to reconcile net income to net cash used in operating activities		
Depreciation		3,301
Deferred taxes		(1,774)
Changes in operating assets and liabilities:		
Accounts receivable		(2,224,342)
Others receivable		(10,505)
Prepayment		(4,891)
Other payables and accrued liabilities		20,727
Taxes payable		364,431
Net cash used in operating activities		(74,802)
Cash Flows From Investing Activity:		
Purchases of equipment		(39,022)
Net cash used in investing activity		(39,022)
Cash Flows From Financing Activity:		
Proceeds from registered capital		126,360
Net cash provided by financing activity		126,360
Net increase in cash and cash equivalents		12,536
Effect of exchange rate changes on cash		35,121
Cash and cash equivalents, beginning of the period		-
Cash and cash equivalents, end of the period	$	47,657
Supplementary Cash Flow Information:		
Interest paid	$	-
Income tax paid	$	-

See accompanying notes to the financial statements

Beijing ZYTX Technology Co. Ltd
Notes to Financial Statements
For The Period From October 8, 2006 (Inception) Through June 30, 2007

1. Organization and Principal Activities

Beijing ZYTX Technology Co., Ltd ("ZYTX" or the "Company"), a company registered in the People's Republic of China (the "PRC" or "China") on October 8, 2006, is an Internet e-business development, online advertisement publishing and related online servicing company, which focuses on the PRC insurance industry. With localized web sites targeting the Greater China, the Company provides a platform through its web site, www.soobao.cn, to consumers, agents and insurance companies for online transaction, advertising, online inquiry, news circulation, statistic analysis and software development.

On June 29, 2007, the Company obtained an insurance agent license in the PRC. The Company plans to commence its insurance agency business on it web site subsequent to the period ending June 30, 2007.

On September 28, 2007, the Company and its shareholders entered into certain Exclusive Technical Consulting and Service Agreement ("the Agreement") and related transaction documents with Zhi Bao Da Tong (Beijing) Technology Co. Ltd ("ZBDT"), a company registered in Beijing, PRC. Under the Agreement, ZBDT shall provide on-going technical services and other services to the Company in exchange for substantially all net income of the Company. In addition, all of the Company's shareholders have pledged their shares in the Company to ZBDT, representing one hundred percent (100%) of the total outstanding capital stock of the Company, as collateral for non-payment under the Service Agreements or for fees on technical and other services.

After signing the above agreements, the Company will be considered a variable interest entity ("VIE") as ZBDT is the primary beneficiary. In accordance with the Financial Accounting Standards Board ("FASB") Interpretation No. 46R "Consolidation of Variable Interest Entities" ("FIN 46R"), an Interpretation of Accounting Research Bulletin No. 51, a VIE is to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE's residual returns.

2. Summary of Significant Accounting Policies

a. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

b. Financial Instruments

The carrying value of financial instruments classified as current assets and current liabilities, such as accounts receivables, other receivable, prepayment, accrued expenses, and other payable, approximate fair value due to the short-term maturity of the instruments.

c. Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.

d. Accounts Receivable

Accounts receivable are recognized and carried at original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. At June 30, 2007, the Company has no allowance for doubtful accounts.

e. Prepayment

Prepayment represents cash paid in advance for rental payment.

f. Equipment

Equipment is carried at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which is five years for computers and equipment. Depreciation expense for the period ended June 30, 2007 was $3,301.

2. Summary of Significant Accounting Policies (Continued)

g. Revenue Recognition

Advertising

Advertising revenues are derived mainly from online advertising arrangements, which allow advertisers to place advertisements on particular areas of the Company's web sites, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the displayed period of the contract when the collectibility is reasonably assured. In accordance with Emerging Issues Task Force ("EITF") No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables," advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their relative fair value for revenue recognition purposes, when possible. The Company recognizes revenue on the elements delivered and defers the recognition of revenue for the fair value of the undelivered elements until the remaining obligations have been satisfied. In accordance with EITF No. 01-9, "Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor's Product," cash consideration given to customers or resellers, for which the Company does not receive a separately identifiable benefit or cannot reasonably estimate fair value, are accounted for as a reduction of revenue rather than as an expense.

Software Development

Software development revenue is recognized in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2 "Software Revenue Recognition", as amended by SOP 98-9 "Modification of SOP 97-2, Software Revenue Recognition with Respect to Certain Transactions".

When the outcome of a contract for software development can be estimated reliably, contract revenue and costs are charged to the income statement by reference to the stage of completion of the contract activity at the balance sheet date, as measured by the proportion that costs incurred to date bear to estimated total costs for each contract.

2. Summary of Significant Accounting Policies (Continued)

g Revenue Recognition (Continued)

When the outcome of a contract cannot be estimated reliably, contract costs are recognized as an expense in the period in which they are incurred. Contract revenue is recognized to the extent of contract costs incurred that it is probable will be recoverable.

Where it is probable that the total contract costs will exceed total contract revenue, the expected loss is recognized as an expense immediately.

h. Cost Of Sales

Advertising

Costs of advertising revenue consist mainly of costs associated with the production of web sites, which includes fees paid to third parties for internet connection, personnel related costs, and equipment depreciation associated with the web site production. Costs of advertising revenue also include business taxes and other surcharges on advertising sales in China, which are approximately 5.5% of the advertising revenues in China.

Software Development

Costs of software development consist primarily of personnel related expenses and equipment depreciation associated with the software development projects.

i. Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements. The Company's only current component of comprehensive income is the foreign currency translation adjustment.

2. Summary of Significant Accounting Policies (Continued)

j. Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi ("RMB"). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	June 30, 2007
Year end RMB: US$ exchange rate	7.6155
Average period RMB: US$ exchange rate	7.7446

k. Income Tax

The Company accounts for income tax using the asset and liability approach. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

l. Marketing and Advertising Costs

Promotional and advertising costs are expensed as incurred and are included in selling, general and administrative expenses in the Statements of Income.

2. Summary of Significant Accounting Policies (Continued)

m. Recent Accounting Pronouncements

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements, ("SFAS No. 157") which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company does not expect the adoption of SFAS No. 157 to have a material impact on its results of operations, financial position, or cash flows.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance on how prior year misstatements, when they are identified, should be considered in the current year financial statements. The SAB requires registrants to quantify misstatements using both a balance sheet and an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when all relevant quantitative and qualitative factors are considered, is material. SAB 108 does not change the guidance in SAB 99, "Materiality", when evaluating the materiality of misstatements. SAB 108 is effective for fiscal years ending after November 15, 2006. Upon initial application, SAB 108 permits a one-time cumulative effect adjustment to beginning retained earnings. No adjustment was required to beginning retained earnings as a result of the adoption of SAB 108.

2. Summary of Significant Accounting Policies (Continued)

m. Recent Accounting Pronouncements (Continued)

In February 2007, the FASB issued FASB Statement No. 159, "The Fair Value Option of Financial Assets and Financial Liabilities" ("SFAS No. 159"), which permits entities to measure many financial instruments and certain other items of fair value. SFAS No. 159's overall objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 applies to all entities, including not-for-profit organization, and most of its provisions apply only to entities that elect the fair value option, although FAS 159's amendment to FAS 115 applies to all entities with available-for-sale and trading securities. This Statement shall be effective as of the beginning of each reporting entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the first interim period of earlier fiscal years, provided the entity also elects to early adopt SFAS No. 157, Fair Value Measurements. We are currently evaluating the impact adoption of SFAS No. 159 may have on our financial statements.

3. Income Tax

(a) Corporation Income Tax ("CIT")

The Company adopted the provisions of FASB Interpretation No.48, "Accounting for Uncertainly in Income Taxes – an Interpretation of FASB Statement No. 109," ("FIN 48"), on January 1, 2007. The Company did not have any material unrecognized tax benefits and there was no effect on its financial condition or results of operations as a result of implementing FIN 48.

On March 16, 2007, the National People's Congress of China approved the Corporate Income Tax Law of the People's Republic of China (the "new CIT Law"), which is effective from January 1, 2008. Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 will be 25%, replacing the currently applicable tax rate of 33%. The new CIT Law has an impact on the deferred tax assets and liabilities of the Company. As there is still no detailed implementation rulings released, the Company adjusted deferred tax balances as of June 30, 2007 based on their best estimates and will continue to assess the impact of such new law in the future. Effects arising from the enforcement of new CIT law have been reflected in the accompanying condensed consolidated financial statements.

3. Income Tax (Continued)

Pursuant to the PRC Income Tax Laws, the Company is subject to CIT at a preferential rate of 15% as a high-tech enterprise. Income tax expense for the period ended June 30, 2007 is summarized as follows:

		2007
CIT	$	315,583
Deferred tax assets		(1,774)
Income tax expense	$	313,809

The tax effects of temporary differences that give rise to the Company's deferred tax assets as of June 30, 2007 is as follow:

Deferred tax assets:		2007
Consumable expenses	$	175
Social welfare expenses		1,630
Total deferred tax assets	$	1,805

(b) Business Tax

Pursuant to the relevant PRC tax laws, the Company is subject a business tax at 5% of the gross sales, excluding the software development income. For the period ended June 30, 2007, the Company has provided a total business tax of $39,543.

4. Employees Benefit Plan

The Company participate in a the Chinese government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor regulations require the Company to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. During the period ended June 30, 2007, the Company accrued and contributed a total of $11,905 to these funds.

5. Certain Risk and Concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

The Company has $37,707 in bank deposits with a bank in China, which constitutes about 79% of its total cash and cash equivalent as of June 30, 2007. Historically, deposits in Chinese banks are secured due to the state policy on protecting depositors' interests. However, China promulgated a new Bankruptcy Law in August 2006, which comes into effect on June 1, 2007. The new Bankruptcy Law contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks. Under the new Bankruptcy Law, a Chinese bank may go bankrupt. In addition, since China's concession to WTO, foreign banks have been gradually permitted to operate in China and have been severe competitors against Chinese banks in many aspects, especially since the opening of Renminbi business to foreign banks in late 2006.

Therefore, the risk of bankruptcy of the bank in which that the Company has deposits has increased. In the event of bankruptcy of the bank which holds the Company's deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable consist primarily of software development clients and insurance agents. As of June 30, 2007, approximately 66% of the accounts receivable and 65% of revenues were derived from two customers in the software development business. Regarding its insurance advertising operations, no individual advertising customer accounted for more than 10% of total net revenues for the period ending June 30, 2007.

6. Commitments

The Company occupies office space leased from third parties. For the period ended June 30, 2007, the Company recognized $9,781 as rental expense for these spaces. As of June 30, 2007, the Company has outstanding commitments with respect to non-cancelable operating leases as follows:

Year ending June 30	Amount
2008	$4,810

7. Segment Information

Based on criteria established by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information," the Company operates two business segments for the period ended June 30, 2007, which are software development and online insurance advertising within the PRC. The following is the summary about the Company by business for the period ended June 30, 2007:

June 30, 2007		Software Developmentt		Online Insurance Advertising		Total
Revenue	$	1,469,252	$	754,006	$	2,223,258
Cost of sales		33,868		43,478		77,346
Gross profit margins	$	1,435,384	$	710,528	$	2,145,912
Long-lived assets	$	17,047	$	18,674	$	35,721
Current assets	$	1,459,998	$	769,235	$	2,229,233

8. Subsequent Events

(a) On July 17, 2007, the Company's legal representative and majority owner (80% ownership), Ms. Xu, and the minority owner (20% ownership), Mr. Zheng sold their shares to Mr. Wang. After the shares transfer, Mr. Wang holds 60% of the Company's registered capital and becomes the director, legal representative and majority owner of the Company. Ms. Xu reduces her percentage of holding from 80% to 40% and remains as the general manager of the Company.

(b) On July 31, 2007, the Company signed a rental agreement with a third party for office space located in Beijing, China. The rent for this space is approximately $6,800 per month with a lease term of one year.

(c) On September 28, 2007, the Company and its shareholders signed several agreements with Zhi Bao Da Tong (Beijing) Technology Co. Ltd, for which will make the Company a variable interest entity of ZBDT (See Note 1).

8. Subsequent Events (Continued)

(d) On December 18, 2007, the Shareholders of the Rise and Grow Limited ("Rise & Grow"), (collectively, "Shareholders") and Dexterity Surgical, Inc. ("DEXT") closed the transactions contemplated by the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, the Shareholders have agreed to transfer to DEXT and DEXT has agreed to acquire from the Shareholders of Rise & Grow, all of the Share of Rise & Grow (the "Share"), which Share constitute 100% of the outstanding capital stock of Rise & Grow, in exchange for 26,400,000 shares of DEXT's Common Stock, which shares shall ultimately constitute 66% of the fully diluted outstanding shares of DEXT's Common Stock after the closing of the transactions. This share exchange transaction resulted in those Shareholders obtaining a majority voting interest in DEXT. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. As of September 28, 2007, the Company is deemed to be a variable interest entity of ZBDT, for which is a wholly owned subsidiary of Rise & Grow. As a result, the Company is ultimately a variable interest entity of DEXT.